Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates


Distribution Date                                                        2/17/98
Collection Period                                                           1/98

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,112,726.02

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $260,296.11

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,852,429.91

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $25.02

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.08

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $21.93

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $304,637.25

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $22,671.62

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $281,965.63

           (j)      Scheduled Payments due in such Collection Period                                   $1,847,831.81

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,737,484.56

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $49,442,871.00

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $47,838,891.35

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9675589

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $100,280.32

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,296.19

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.19

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $24,813.02

           (b)      Distributions (to) from Collection Account                                             $4,144.82
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                      $97.07

           (d)      Ending Payahead Account Balance                                                       $29,054.91

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,175,833.70
                           Spread Account Balance                                                      $7,175,833.70

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($277,864.49)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $13,159.50

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $620,872.59

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                173
                           Aggregate Gross Amount                                                      $1,812,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                181
                           Aggregate Gross Amount                                                      $2,066,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.07%

           (b)      Average Delinquency Ratio                                                                  8.00%

           (c)      Cumulative Default Ratio                                                                  14.07%

           (d)      Cumulative Net Loss Ratio                                                                  9.37%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,280,687.17
     Lock Box NSF Items:                                                                                  (65,464.54)
     Transfers from (to) Payahead Account:                                                                 (4,144.82)
     Collection Account Interest                                                                            8,663.72
     Payahead Account Interest                                                                                 97.07
     Total Collection Proceeds:                                                                         2,219,838.60
     For Distribution Date:                                                                                  2/17/98
     For Determination Date:                                                                                  2/9/98
     For Collection Period:                                                                                     1/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 49,442,871.00
                                  Principal portion of payments collected (non-prepayments)                            919,443.57
                                  Prepayments in full allocable to principal                                           296,766.00
                           Collections allocable to principal                                           1,216,209.57
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    112,844.06
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,329,053.63

                    Realized Losses                                                                       620,872.59
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    47,492,944.78

           Interest
                           Collections allocable to interest                                              818,040.99
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       72,743.98
                                                                                                  -------------------
                    Total Interest                                                                        890,784.97

     Certificate Information
           Beginning of Period Class A Principal Balance                                               46,970,727.45
           Beginning of Period Class B Principal Balance                                                2,720,593.81

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,453,698.19
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,875.53
           Aggregate Payahead Balance                                                                      28,957.84
           Aggregate Payahead Balance for preceding Distribution Date                                      24,813.02
           Interest Earned on Payahead Balances                                                                97.07
           Scheduled Payments due in Collection Period                                                  1,847,831.81
           Scheduled Payments collected in Collection Period                                            1,737,484.56
           Aggregate Amount of Realized Losses for preceding Distribution Date                            620,872.59

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                   Aggregate Gross
                                                                   Amount
                                           # of Receivables    of Receivables
                                           ----------------    --------------
           31 - 59 days delinquent                  173         1,812,000.00
           60+ days delinquent                      181         2,066,000.00

     Purchased Receivables                                        Aggregate
                                                                Purchase Amt
                                           # of Receivables    of Receivables
                                           ----------------    --------------
                                                      0                 0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          3,878,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     622,253.81

           Delinquency Ratio for second preceding Determination Date                                           8.93%
           Delinquency Ratio for third preceding Determination Date                                            7.99%

           Cumulative Defaults for preceding Determination Date                                        11,885,534.14

           Cumulative Net Losses for preceding Determination Date                                       7,782,710.24

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,034,250.56
                           Liquidation Proceeds                                                           112,844.06
                           Recoveries                                                                      72,743.98
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,219,838.60

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      919,443.57
                           Prepayments in full allocable to principal                                     296,766.00
                           Principal Balance of Liquidated Receivables                                    733,716.65
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,949,926.22

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,949,926.22
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,852,429.91
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,852,429.91

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          46,970,727.45
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 260,296.11

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,949,926.22
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 97,496.31

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,720,593.81
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         22,671.62

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,219,838.60
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,112,726.02
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                22,671.62
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 97,496.31
                    Class B Principal Carryover Shortfall                                                 248,450.28
                    Trustee distributions                                                                     618.04
                    Standby Servicer distributions                                                          3,296.19
                    Servicer distributions                                                                100,280.32
                    Collateral Agent distributions                                                            621.14
                    Reimbursement Obligations                                                              13,159.50
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                248,450.28
                                                                                                  -------------------
                                                                                                          248,450.28

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                      Use       Source    act distributed   Source
                                                                                      ---       ------    ---------------   ------
(i)      Standby Fee                                                               3,296.19  2,219,838.60     3,296.19 2,219,838.60
         Servicing Fee (2.0%)                                                     82,404.79  2,216,542.41    82,404.79         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)    17,875.53  2,134,137.62    17,875.53         0.00
         Unpaid Standby Fee from prior Collection Periods                              0.00  2,116,262.09         0.00
         Unpaid Servicing Fee from prior Collection Periods                            0.00  2,116,262.09         0.00
(ii)     Transition Expenses to Standby Servicer                                       0.00  2,116,262.09         0.00
(iii)    Trustee Fee                                                                 618.04  2,116,262.09       618.04
         Trustee's out-of-pocket expenses                                              0.00  2,115,644.05         0.00
         Unpaid Trustee Fee from prior Collection Periods                              0.00  2,115,644.05         0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods         0.00  2,115,644.05         0.00
(iv)     Collateral Agent Fee                                                        621.14  2,115,644.05       621.14
         Collateral Agent Expenses                                                     0.00  2,115,022.91         0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                    0.00  2,115,022.91         0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                0.00  2,115,022.91         0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                   260,296.11  2,115,022.91   260,296.11
         Prior Month(s) Class A Carryover Shortfall                                    0.00  1,854,726.80         0.00
         Class A Interest Carryover Shortfall                                          0.00  1,854,726.80         0.00
         Interest on Interest Carryover from Prior Months                              0.00  1,854,726.80         0.00
         Current Month Class A Interest Carryover Shortfall                            0.00  1,854,726.80         0.00
         Class A Interest Distributable Amount                                   260,296.11  1,854,726.80   260,296.11
(viii)(A)Class B Coupon Interest - Unadjusted                                     22,671.62  1,594,430.69    22,671.62
         Class B Interest Carryover Shortfall - Previous Month(s)                      0.00  1,571,759.07         0.00
         Interest on B Interest Shortfall - Previous Month(s)                          0.00  1,571,759.07         0.00
         Interest on Interest Carryover from Prior Months                              0.00  1,571,759.07         0.00
         Current Month Class B Interest Shortfall                                      0.00  1,571,759.07         0.00
         Adjusted Class B Interest Distributable Amount                           22,671.62  1,571,759.07    22,671.62
(v) (B)  Class A Principal Distributable Amount - Current Month                1,852,429.91  1,549,087.45 1,549,087.45   367,408.69
         Class A Principal Carryover Shortfall - Previous Month(s)                     0.00          0.00         0.00
         Current Month Class A Principal Shortfall                               (20,374.73)         0.00   (20,374.73)
         Withdrawl from Spread Account to Cover Shortfall                         20,374.73
         Class A Principal Distribution Amount                                 1,852,429.91     20,374.73    20,374.73         0.00
(vi)     Certificate Insurer Premium                                              13,159.50          0.00         0.00
         Certificate Insurer Premium Supplement                                        0.00          0.00         0.00
         Other Reimbursement Obligations to Certificate Insurer                        0.00          0.00         0.00
(vii)    Transition Expenses to successor Servicer                                     0.00          0.00         0.00
     (B) Class B Principal Distributable Amount - Current Month Unadjusted        97,496.31          0.00         0.00
         Class B Principal Carryover Shortfall - Previous Month(s)               248,450.28          0.00         0.00
         Current Month Class B Principal Shortfall                              (345,946.59)         0.00  (345,946.59)
         Adjusted Class B Principal Distributable Amount                               0.00    345,946.59         0.00
     (C) Excess Interest Amount for Deposit in Spread Account                    (33,534.23)   345,946.59   (33,534.23)
                                                                                               379,480.82   379,480.82

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               46,970,727.45
                    Class A Principal Distributions                                                     1,852,429.91
           Class A End of Period Principal Balance                                                     45,118,297.54

           Class B Beginning of Period Principal Balance                                                2,720,593.81
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,720,593.81
                    Withdrawl from Spread Account to Cover B Shortfalls                                   281,965.63
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,438,628.18

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,219,838.60
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   365,111.80
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,854,726.80

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   1,854,726.80
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    22,671.62
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,832,055.18

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  1,832,055.18
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 1,852,429.91
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover Shortfall                                                20,374.73
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     13,159.50
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (13,159.50)
           Withdrawl from Spread Account to Cover Deficiency                                               13,159.50
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                           0.00
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         97,496.31
     (iii) Prior month(s) carryover shortfalls                                                            248,450.28
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (345,946.59)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (281,965.63)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (63,980.96)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              3,878,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 3,878,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  54,827,860.64
                    Delinquency Ratio                                                                          7.07%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.07%
                           Delinquency Ratio for second preceding Determination Date                           8.93%
                           Delinquency Ratio for third preceding Determination Date                            7.99%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.00%        8.00%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                11,885,534.14
                                  Current Period Defaulted Receivables                                    622,253.81
                                                                                                  -------------------
                                  Total                                                                12,507,787.95

                                  Cumulative Defaulted Receivables                                     12,507,787.95
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                  14.07%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         733,716.65

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (185,588.04)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  548,128.61
                                  Cumulative Previous Net Losses                                        7,782,710.24
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 8,330,838.85
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                  9.37%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     35.85
           Weighted Average Annual Percentage Rate                                                            20.40%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      4,783,889.14
                           15% of Outstanding Certificate Balance                                                      7,175,833.70
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     ---------------
                    Cap Amount                                                                          7,175,833.70

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,667,022.51
                           Outstanding Certificate Balance                                                            47,838,891.35
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     ---------------
                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               7,175,833.70
           Beginning of Period Spread Account Balance                                                   7,453,698.19
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (33,534.23)
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (244,330.26)
           Earnings on Spread Account Balance                                                              37,635.37
           Amount of Spread Account deposit (withdrawal)                                                 (281,965.63)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            281,965.63
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                7,175,833.70


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.


                    CONSUMER PORTFOLIO SERVICES, INC.

           By:
                    -------------------------------------------------------

           Name:                        James L. Stock
                    -------------------------------------------------------
           Title:                       Vice President
                    -------------------------------------------------------

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates


Distribution Date                                                        2/17/98
Collection Period                                                           1/98

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.

           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,477,110.61

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $316,725.58

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,160,385.03

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $28.30

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.62

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $24.68

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $141,819.16

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $28,114.68

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $113,704.48

           (j)      Scheduled Payments due in such Collection Period                                   $2,051,380.71

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,934,818.23

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $59,712,599.82

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $57,552,214.77

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9638203

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $119,422.14

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,980.84

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.36

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  1
                           Aggregate Purchase Amount                                                      $13,883.15

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $29,245.73

           (b)      Distributions (to) from Collection Account                                            $10,795.61
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $108.96

           (d)      Ending Payahead Account Balance                                                       $40,150.30

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $5,755,221.48
                           Spread Account Balance                                                      $5,755,221.48

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($216,315.68)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $15,915.25

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $713,180.57

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                191
                           Aggregate Gross Amount                                                      $2,206,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                225
                           Aggregate Gross Amount                                                      $2,894,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.59%

           (b)      Average Delinquency Ratio                                                                  8.46%

           (c)      Cumulative Default Ratio                                                                  12.14%

           (d)      Cumulative Net Loss Ratio                                                                  7.08%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,676,138.62
     Lock Box NSF Items:                                                                                 (113,089.29)
     Transfers from (to) Payahead Account:                                                                (10,795.61)
     Collection Account Interest                                                                            9,962.70
     Payahead Account Interest                                                                                108.96
     Total Collection Proceeds:                                                                         2,562,325.38
     For Distribution Date:                                                                                  2/17/98
     For Determination Date:                                                                                  2/9/98
     For Collection Period:                                                                                     1/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 59,712,599.82
                                  Principal portion of payments collected (non-prepayments)                            989,678.23
                                  Prepayments in full allocable to principal                                           376,927.00
                           Collections allocable to principal                                           1,366,605.23
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    180,420.55
                           Purchase Amounts allocable to principal                                         13,883.15
                                                                                                  -------------------
                    Total Principal                                                                     1,560,908.93

                    Realized Losses                                                                       713,180.57
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    57,438,510.32

           Interest
                           Collections allocable to interest                                              945,140.00
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       56,276.45
                                                                                                  -------------------
                    Total Interest                                                                      1,001,416.45

     Certificate Information
           Beginning of Period Class A Principal Balance                                               56,726,969.81
           Beginning of Period Class B Principal Balance                                                2,985,629.99

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,971,537.16
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           19,901.14
           Aggregate Payahead Balance                                                                      40,041.34
           Aggregate Payahead Balance for preceding Distribution Date                                      29,245.73
           Interest Earned on Payahead Balances                                                               108.96
           Scheduled Payments due in Collection Period                                                  2,051,380.71
           Scheduled Payments collected in Collection Period                                            1,934,818.23
           Aggregate Amount of Realized Losses for preceding Distribution Date                            713,180.57

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                     Aggregate Gross
                                                                     Amount
                                             # of Receivables    of Receivables
                                             ----------------    --------------
           31 - 59 days delinquent                     191        2,206,000.00
           60+ days delinquent                         225        2,894,000.00

     Purchased Receivables                                          Aggregate
                                                                  Purchase Amt
                                             # of Receivables    of Receivables
                                             ----------------    --------------
                                                          1           13,883.15

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          5,100,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                    13,883.15
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     772,121.92

           Delinquency Ratio for second preceding Determination Date                                           9.21%
           Delinquency Ratio for third preceding Determination Date                                            8.58%

           Cumulative Defaults for preceding Determination Date                                        10,409,307.09

           Cumulative Net Losses for preceding Determination Date                                       5,862,695.86

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,311,745.23
                           Liquidation Proceeds                                                           180,420.55
                           Recoveries                                                                      56,276.45
                           Purchase Amounts                                                                13,883.15
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,562,325.38

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      989,678.23
                           Prepayments in full allocable to principal                                     376,927.00
                           Principal Balance of Liquidated Receivables                                    893,601.12
                           Purchase Amounts allocable to principal                                         13,883.15
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,274,089.50

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,274,089.50
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,160,385.03
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,160,385.03

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          56,726,969.81
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 316,725.58

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,274,089.50
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                113,704.48

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,985,629.99
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         28,114.68

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,562,325.38
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,477,110.61
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                28,114.68
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                113,704.48
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     746.41
                    Standby Servicer distributions                                                          3,980.84
                    Servicer distributions                                                                119,422.14
                    Collateral Agent distributions                                                            746.41
                    Reimbursement Obligations                                                              15,915.25
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                     Use          Source  act distributed   Source
                                                                                     ---          ------  ---------------   ------
(i)      Standby Fee                                                               3,980.84        0.00         0.00
         Servicing Fee (2.0%)                                                     99,521.00        0.00         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)    19,901.14        0.00         0.00
         Unpaid Standby Fee from prior Collection Periods                              0.00        0.00         0.00     113,704.48
         Unpaid Servicing Fee from prior Collection Periods                            0.00        0.00         0.00           0.00
(ii)     Transition Expenses to Standby Servicer                                       0.00        0.00         0.00           0.00
(iii)    Trustee Fee                                                                 746.41        0.00         0.00
         Trustee's out-of-pocket expenses                                              0.00        0.00         0.00
         Unpaid Trustee Fee from prior Collection Periods                              0.00        0.00         0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods         0.00        0.00         0.00
(iv)     Collateral Agent Fee                                                        746.41        0.00         0.00
         Collateral Agent Expenses                                                     0.00        0.00         0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                    0.00        0.00         0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                0.00        0.00         0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                   316,725.58        0.00         0.00
         Prior Month(s) Class A Carryover Shortfall                                    0.00        0.00         0.00
         Class A Interest Carryover Shortfall                                          0.00        0.00         0.00
         Interest on Interest Carryover from Prior Months                              0.00        0.00         0.00
         Current Month Class A Interest Carryover Shortfall                            0.00        0.00         0.00
         Class A Interest Distributable Amount                                   316,725.58        0.00         0.00
(viii)(A)Class B Coupon Interest - Unadjusted                                     28,114.68        0.00         0.00
         Class B Interest Carryover Shortfall - Previous Month(s)                      0.00        0.00         0.00     113,704.48
         Interest on B Interest Shortfall - Previous Month(s)                          0.00        0.00         0.00     113,704.48
         Interest on Interest Carryover from Prior Months                              0.00        0.00         0.00
         Current Month Class B Interest Shortfall                                      0.00        0.00         0.00
         Adjusted Class B Interest Distributable Amount                           28,114.68        0.00         0.00
(v) (B)  Class A Principal Distributable Amount - Current Month                2,160,385.03        0.00         0.00
         Class A Principal Carryover Shortfall - Previous Month(s)                     0.00        0.00         0.00
         Current Month Class A Principal Shortfall                               (67,795.70)       0.00   (67,795.70)
         Withdrawl from Spread Account to Cover Shortfall                         67,795.70
         Class A Principal Distribution Amount                                 2,160,385.03   67,795.70    67,795.70
(vi)     Certificate Insurer Premium                                              15,915.25        0.00         0.00
         Certificate Insurer Premium Supplement                                        0.00        0.00         0.00
         Other Reimbursement Obligations to Certificate Insurer                        0.00        0.00         0.00
(vii)    Transition Expenses to successor Servicer                                     0.00        0.00         0.00
         Class B Principal Distributable Amount - Current Month Unadjusted       113,704.48        0.00         0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                     0.00        0.00         0.00
         Current Month Class B Principal Shortfall                              (113,704.48)       0.00  (113,704.48)
         Adjusted Class B Principal Distributable Amount                               0.00  113,704.48         0.00
         Excess Interest Amount for Deposit in Spread Account                    (83,710.96) 113,704.48   (83,710.96)
                                                                                             197,415.43   197,415.43


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               56,726,969.81
                    Class A Principal Distributions                                                     2,160,385.03
           Class A End of Period Principal Balance                                                     54,566,584.78

           Class B Beginning of Period Principal Balance                                                2,985,629.99
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,985,629.99
                    Withdrawl from Spread Account to Cover B Shortfalls                                   113,704.48
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,871,925.51

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,562,325.38
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   441,621.38
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,120,704.00

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,120,704.00
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    28,114.68
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,092,589.32

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,092,589.32
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,160,385.03
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover Shortfall  67,795.70 If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount NO
           Amount Remaining for Further Distribution/(Deficiency) 0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     15,915.25
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (15,915.25)
           Withdrawl from Spread Account to Cover Deficiency                                               15,915.25
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                           0.00
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        113,704.48
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (113,704.48)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (113,704.48)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,100,000.00
                                  Purchased receivables more than 30 days delinquent                       13,883.15
                                                                                                  -------------------
                                  Total                                                                 5,113,883.15

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  67,390,377.91
                    Delinquency Ratio                                                                          7.59%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.59%
                           Delinquency Ratio for second preceding Determination Date                           9.21%
                           Delinquency Ratio for third preceding Determination Date                            8.58%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.46%       8.46%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                10,409,307.09
                                  Current Period Defaulted Receivables                                    772,121.92
                                                                                                  -------------------
                                  Total                                                                11,181,429.01

                                  Cumulative Defaulted Receivables                                     11,181,429.01
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                  12.14%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         893,601.12

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (236,697.00)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  656,904.12
                                  Cumulative Previous Net Losses                                        5,862,695.86
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 6,519,599.98
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  7.08%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     39.84
           Weighted Average Annual Percentage Rate                                                            20.51%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      5,755,221.48
                           15% of Outstanding Certificate Balance                                                      8,632,832.21
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     ---------------
                    Cap Amount                                                                          5,755,221.48

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,763,878.99
                           Outstanding Certificate Balance                                                            57,552,214.77
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     ---------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               5,755,221.48
           Beginning of Period Spread Account Balance                                                   5,971,537.16
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (83,710.96)
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (132,604.72)
           Earnings on Spread Account Balance                                                              31,686.92
           Amount of Spread Account deposit (withdrawal)                                                 (164,291.64)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            113,704.48
           Net Spread Account Withdrawl to Seller                                                         (50,587.17)
           Ending Spread Account Balance                                                                5,755,221.48



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                      CONSUMER PORTFOLIO SERVICES, INC.

             By:
                      -------------------------------------------------------

             Name:                        James L. Stock
                      -------------------------------------------------------
             Title:                       Vice President
                      -------------------------------------------------------

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates


Distribution Date                                                        2/17/98
Collection Period                                                           1/98

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,533,499.82

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $343,734.15

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,189,765.67

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $28.72

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.90

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $24.82

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $144,397.87

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $29,147.05

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $115,250.82

           (j)      Scheduled Payments due in such Collection Period                                   $2,242,039.36

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,073,005.89

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $68,919,127.09

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $66,729,361.42

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9682270

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $136,161.29

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,594.61

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.54

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  1
                           Aggregate Purchase Amount                                                       $1,085.38

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $28,335.46

           (b)      Distributions (to) from Collection Account                                            $15,353.13
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $105.22

           (d)      Ending Payahead Account Balance                                                       $43,793.81

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,672,936.14
                           Spread Account Balance                                                      $6,672,936.14

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($218,976.57)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $18,457.66

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $782,987.06

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                232
                           Aggregate Gross Amount                                                      $3,041,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                246
                           Aggregate Gross Amount                                                      $3,345,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          8.12%

           (b)      Average Delinquency Ratio                                                                  8.46%

           (c)      Cumulative Default Ratio                                                                   9.22%

           (d)      Cumulative Net Loss Ratio                                                                  5.37%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,834,211.97
     Lock Box NSF Items:                                                                                 (113,285.47)
     Transfers from (to) Payahead Account:                                                                (15,353.13)
     Collection Account Interest                                                                           10,031.71
     Payahead Account Interest                                                                                105.22
     Total Collection Proceeds:                                                                         2,715,710.30
     For Distribution Date:                                                                                  2/17/98
     For Determination Date:                                                                                  2/9/98
     For Collection Period:                                                                                     1/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 68,919,127.09
                                  Principal portion of payments collected (non-prepayments)                            945,536.13
                                  Prepayments in full allocable to principal                                           374,554.00
                           Collections allocable to principal                                           1,320,090.13
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    200,853.92
                           Purchase Amounts allocable to principal                                          1,085.38
                                                                                                  -------------------
                    Total Principal                                                                     1,522,029.43

                    Realized Losses                                                                       782,987.06
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    66,614,110.60

           Interest
                           Collections allocable to interest                                            1,127,469.76
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       66,211.11
                                                                                                  -------------------
                    Total Interest                                                                      1,193,680.87

     Certificate Information
           Beginning of Period Class A Principal Balance                                               65,473,170.72
           Beginning of Period Class B Principal Balance                                                3,445,956.37

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,891,912.71
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           21,296.08
           Aggregate Payahead Balance                                                                      43,688.59
           Aggregate Payahead Balance for preceding Distribution Date                                      28,335.46
           Interest Earned on Payahead Balances                                                               105.22
           Scheduled Payments due in Collection Period                                                  2,242,039.36
           Scheduled Payments collected in Collection Period                                            2,073,005.89
           Aggregate Amount of Realized Losses for preceding Distribution Date                            782,987.06

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                  Aggregate Gross
                                                                  Amount
                                          # of Receivables    of Receivables
                                          ----------------    --------------
           31 - 59 days delinquent                 232         3,041,000.00
           60+ days delinquent                     246         3,345,000.00

     Purchased Receivables                                       Aggregate
                                                               Purchase Amt
                                          # of Receivables    of Receivables
                                          ----------------    --------------
                                                     1            1,085.38


     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          6,386,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                     1,085.38
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     937,411.00

           Delinquency Ratio for second preceding Determination Date                                           8.89%
           Delinquency Ratio for third preceding Determination Date                                            8.36%

           Cumulative Defaults for preceding Determination Date                                         7,628,030.59

           Cumulative Net Losses for preceding Determination Date                                       4,267,221.92

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,447,559.89
                           Liquidation Proceeds                                                           200,853.92
                           Recoveries                                                                      66,211.11
                           Purchase Amounts                                                                 1,085.38
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,715,710.30

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      945,536.13
                           Prepayments in full allocable to principal                                     374,554.00
                           Principal Balance of Liquidated Receivables                                    983,840.98
                           Purchase Amounts allocable to principal                                          1,085.38
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,305,016.49

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,305,016.49
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,189,765.67
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,189,765.67

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          65,473,170.72
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 343,734.15

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,305,016.49
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                115,250.82

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,445,956.37
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         29,147.05

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,715,710.30
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,533,499.82
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                29,147.05
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                115,250.82
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     861.49
                    Standby Servicer distributions                                                          4,594.61
                    Servicer distributions                                                                136,161.29
                    Collateral Agent distributions                                                            861.49
                    Reimbursement Obligations                                                              18,457.66
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

          Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                     Use       Source     act distributed   Source
                                                                                     ---       ------     ---------------   ------
(i)      Standby Fee                                                               4,594.61  2,715,710.30     4,594.61 2,715,710.30
         Servicing Fee (2.0%)                                                    114,865.21  2,711,115.69   114,865.21         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)    21,296.08  2,596,250.48    21,296.08         0.00
         Unpaid Standby Fee from prior Collection Periods                              0.00  2,574,954.40         0.00
         Unpaid Servicing Fee from prior Collection Periods                            0.00  2,574,954.40         0.00
(ii)     Transition Expenses to Standby Servicer                                       0.00  2,574,954.40         0.00
(iii)    Trustee Fee                                                                 861.49  2,574,954.40       861.49
         Trustee's out-of-pocket expenses                                              0.00  2,574,092.91         0.00
         Unpaid Trustee Fee from prior Collection Periods                              0.00  2,574,092.91         0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods         0.00  2,574,092.91         0.00
(iv)     Collateral Agent Fee                                                        861.49  2,574,092.91       861.49
         Collateral Agent Expenses                                                     0.00  2,573,231.42         0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                    0.00  2,573,231.42         0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                0.00  2,573,231.42         0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                   343,734.15  2,573,231.42   343,734.15
         Prior Month(s) Class A Carryover Shortfall                                    0.00  2,229,497.27         0.00
         Class A Interest Carryover Shortfall                                          0.00  2,229,497.27         0.00
         Interest on Interest Carryover from Prior Months                              0.00  2,229,497.27         0.00
         Current Month Class A Interest Carryover Shortfall                            0.00  2,229,497.27         0.00
         Class A Interest Distributable Amount                                   343,734.15  2,229,497.27   343,734.15
(viii)(A)Class B Coupon Interest - Unadjusted                                     29,147.05  1,885,763.12    29,147.05
         Class B Interest Carryover Shortfall - Previous Month(s)                      0.00  1,856,616.07         0.00
         Interest on B Interest Shortfall - Previous Month(s)                          0.00  1,856,616.07         0.00
         Interest on Interest Carryover from Prior Months                              0.00  1,856,616.07         0.00
         Current Month Class B Interest Shortfall                                      0.00  1,856,616.07         0.00
         Adjusted Class B Interest Distributable Amount                           29,147.05  1,856,616.07    29,147.05
(v) (B)  Class A Principal Distributable Amount - Current Month                2,189,765.67  1,827,469.02 1,827,469.02    525,944.63
         Class A Principal Carryover Shortfall - Previous Month(s)                     0.00          0.00         0.00
         Current Month Class A Principal Shortfall                                     0.00          0.00         0.00
         Withdrawl from Spread Account to Cover Shortfall                              0.00
         Class A Principal Distribution Amount                                 2,189,765.67          0.00         0.00         0.00
(vi)     Certificate Insurer Premium                                              18,457.66          0.00         0.00
         Certificate Insurer Premium Supplement                                        0.00          0.00         0.00
         Other Reimbursement Obligations to Certificate Insurer                        0.00          0.00         0.00
(vii)    Transition Expenses to successor Servicer                                     0.00          0.00         0.00
         Class B Principal Distributable Amount - Current Month Unadjusted       115,250.82          0.00         0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                     0.00          0.00         0.00
         Current Month Class B Principal Shortfall                              (115,250.82)         0.00  (115,250.82)
         Adjusted Class B Principal Distributable Amount                               0.00    115,250.82         0.00
         Excess Interest Amount for Deposit in Spread Account                     (7,873.11)   115,250.82    (7,873.11)
                                                                                               123,123.93   123,123.93


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               65,473,170.72
                    Class A Principal Distributions                                                     2,189,765.67
           Class A End of Period Principal Balance                                                     63,283,405.05

           Class B Beginning of Period Principal Balance                                                3,445,956.37
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,445,956.37
                    Withdrawl from Spread Account to Cover B Shortfalls                                   115,250.82
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,330,705.55

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,715,710.30
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   486,213.03
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,229,497.27

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,229,497.27
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    29,147.05
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,200,350.22

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,200,350.22
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,189,765.67
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                          10,584.55

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     10,584.55
     (vi)  Certificate Insurer Premium                                                                     18,457.66
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                               (7,873.11)
           Withdrawl from Spread Account to Cover Deficiency                                                7,873.11
           If (i) is less than (ii),  there is a Deficiency Claim     Amount                                      NO
           Amount      Remaining     for     Further Distribution/(Deficiency                                 ) 0.00

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                           0.00
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        115,250.82
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (115,250.82)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (115,250.82)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,386,000.00
                                  Purchased receivables more than 30 days delinquent                        1,085.38
                                                                                                  -------------------
                                  Total                                                                 6,387,085.38

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  78,623,514.12
                    Delinquency Ratio                                                                          8.12%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                8.12%
                           Delinquency Ratio for second preceding Determination Date                           8.89%
                           Delinquency Ratio for third preceding Determination Date                            8.36%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.46%       8.46%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 7,628,030.59
                                  Current Period Defaulted Receivables                                    937,411.00
                                                                                                  -------------------
                                  Total                                                                 8,565,441.59

                                  Cumulative Defaulted Receivables                                      8,565,441.59
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                   9.22%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         983,840.98

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (267,065.03)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  716,775.95
                                  Cumulative Previous Net Losses                                        4,267,221.92
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 4,983,997.87
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  5.37%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     43.10
           Weighted Average Annual Percentage Rate                                                            20.54%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      6,672,936.14
                           15% of Outstanding Certificate Balance                                                     10,009,404.21
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     -------------
                    Cap Amount                                                                          6,672,936.14

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,785,734.33
                           Outstanding Certificate Balance                                                            66,729,361.42
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     ----------
                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               6,672,936.14
           Beginning of Period Spread Account Balance                                                   6,891,912.71
           Spread Account Deposit (Withdrawal) from Current Distributions                                  (7,873.11)
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (211,103.46)
           Earnings on Spread Account Balance                                                              36,794.55
           Amount of Spread Account deposit (withdrawal)                                                 (247,898.01)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            115,250.82
           Net Spread Account Withdrawl to Seller                                                        (132,647.19)
           Ending Spread Account Balance                                                                6,672,936.14


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                      CONSUMER PORTFOLIO SERVICES, INC.

             By:
                      -------------------------------------------------------

             Name:                        James L. Stock
                      -------------------------------------------------------
             Title:                       Vice President
                      -------------------------------------------------------


        Current month excess servicing fee                           #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates


Distribution Date                                                       2/17/98
Collection Period                                                          1/98

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.

           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,101,130.34

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $432,182.67

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,668,947.67

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $31.90

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.45

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $27.46

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $180,963.10

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $40,492.17

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $140,470.93

           (j)      Scheduled Payments due in such Collection Period                                   $2,591,933.43

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,404,034.58

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $83,345,794.57

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $80,676,846.90

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9679774

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $162,922.84

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,556.39

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.68

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  1
                           Aggregate Purchase Amount                                                      $11,526.76

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $33,900.13

           (b)      Distributions (to) from Collection Account                                             $2,016.20
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $346.72

           (d)      Ending Payahead Account Balance                                                       $36,263.05

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,067,684.69
                           Spread Account Balance                                                      $8,067,684.69

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($276,090.32)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $22,315.29

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                  $1,040,693.10

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                290
                           Aggregate Gross Amount                                                      $3,800,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                327
                           Aggregate Gross Amount                                                      $4,088,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          8.31%

           (b)      Average Delinquency Ratio                                                                  8.98%

           (c)      Cumulative Default Ratio                                                                   7.60%

           (d)      Cumulative Net Loss Ratio                                                                  3.86%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,286,082.90
     Lock Box NSF Items:                                                                                 (126,100.07)
     Transfers from (to) Payahead Account:                                                                 (2,016.20)
     Collection Account Interest                                                                           12,053.81
     Payahead Account Interest                                                                                346.72
     Total Collection Proceeds:                                                                         3,170,367.16
     For Distribution Date:                                                                                  2/17/98
     For Determination Date:                                                                                  2/9/98
     For Collection Period:                                                                                     1/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 83,345,794.57
                                  Principal portion of payments collected (non-prepayments)                            1,043,107.60
                                  Prepayments in full allocable to principal                                             470,482.00
                           Collections allocable to principal                                           1,513,589.60
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    243,609.14
                           Purchase Amounts allocable to principal                                         11,526.76
                                                                                                  -------------------
                    Total Principal                                                                     1,768,725.50

                    Realized Losses                                                                     1,040,693.10
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    80,536,375.97

           Interest
                           Collections allocable to interest                                            1,360,926.98
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       40,714.68
                                                                                                  -------------------
                    Total Interest                                                                      1,401,641.66

     Certificate Information
           Beginning of Period Class A Principal Balance                                               79,178,504.84
           Beginning of Period Class B Principal Balance                                                4,167,289.73

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   8,343,775.01
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           24,013.18
           Aggregate Payahead Balance                                                                      35,916.33
           Aggregate Payahead Balance for preceding Distribution Date                                      33,900.13
           Interest Earned on Payahead Balances                                                               346.72
           Scheduled Payments due in Collection Period                                                  2,591,933.43
           Scheduled Payments collected in Collection Period                                            2,404,034.58
           Aggregate Amount of Realized Losses for preceding Distribution Date                          1,040,693.10

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                   Aggregate Gross
                                                                   Amount
                                           # of Receivables    of Receivables
                                           ----------------    --------------
           31 - 59 days delinquent                  290         3,800,000.00
           60+ days delinquent                      327         4,088,000.00

     Purchased Receivables                                        Aggregate
                                                                Purchase Amt
                                           # of Receivables    of Receivables
                                           ----------------    --------------
                                                      1           11,526.76

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          7,888,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                    11,526.76
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables    during  the  related  Collection
                    Period.                                                                             1,005,085.12

           Delinquency Ratio for second preceding Determination Date                                           9.58%
           Delinquency Ratio for third preceding Determination Date                                            9.05%

           Cumulative Defaults for preceding Determination Date                                         6,774,128.89

           Cumulative Net Losses for preceding Determination Date                                       2,949,882.47

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,874,516.58
                           Liquidation Proceeds                                                           243,609.14
                           Recoveries                                                                      40,714.68
                           Purchase Amounts                                                                11,526.76
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,170,367.16

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,043,107.60
                           Prepayments in full allocable to principal                                     470,482.00
                           Principal Balance of Liquidated Receivables                                  1,284,302.24
                           Purchase Amounts allocable to principal                                         11,526.76
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,809,418.60

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,809,418.60
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,668,947.67
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,668,947.67

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          79,178,504.84
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 432,182.67

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,809,418.60
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                140,470.93

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,167,289.73
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         40,492.17

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,170,367.16
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,101,130.34
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                40,492.17
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                140,470.93
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,041.82
                    Standby Servicer distributions                                                          5,556.39
                    Servicer distributions                                                                162,922.84
                    Collateral Agent distributions                                                          1,041.82
                    Reimbursement Obligations                                                              22,315.29
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

          Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                     Use      Source      act distributed    Source
                                                                                     ---      ------      ---------------    ------
(i)      Standby Fee                                                               5,556.39  3,170,367.16     5,556.39 3,170,367.16
         Servicing Fee (2.0%)                                                    138,909.66  3,164,810.77   138,909.66         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)    24,013.18  3,025,901.11    24,013.18         0.00
         Unpaid Standby Fee from prior Collection Periods                              0.00  3,001,887.93         0.00
         Unpaid Servicing Fee from prior Collection Periods                            0.00  3,001,887.93         0.00
(ii)     Transition Expenses to Standby Servicer                                       0.00  3,001,887.93         0.00
(iii)    Trustee Fee                                                               1,041.82  3,001,887.93     1,041.82
         Trustee's out-of-pocket expenses                                              0.00  3,000,846.11         0.00
         Unpaid Trustee Fee from prior Collection Periods                              0.00  3,000,846.11         0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods         0.00  3,000,846.11         0.00
(iv)     Collateral Agent Fee                                                      1,041.82  3,000,846.11     1,041.82
         Collateral Agent Expenses                                                     0.00  2,999,804.29         0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                    0.00  2,999,804.29         0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                0.00  2,999,804.29         0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                   432,182.67  2,999,804.29   432,182.67
         Prior Month(s) Class A Carryover Shortfall                                    0.00  2,567,621.62         0.00
         Class A Interest Carryover Shortfall                                          0.00  2,567,621.62         0.00
         Interest on Interest Carryover from Prior Months                              0.00  2,567,621.62         0.00
         Current Month Class A Interest Carryover Shortfall                            0.00  2,567,621.62         0.00
         Class A Interest Distributable Amount                                   432,182.67  2,567,621.62   432,182.67
(viii) (AClass B Coupon Interest - Unadjusted                                     40,492.17  2,135,438.95    40,492.17
         Class B Interest Carryover Shortfall - Previous Month(s)                      0.00  2,094,946.78         0.00
         Interest on B Interest Shortfall - Previous Month(s)                          0.00  2,094,946.78         0.00
         Interest on Interest Carryover from Prior Months                              0.00  2,094,946.78         0.00
         Current Month Class B Interest Shortfall                                      0.00  2,094,946.78         0.00
         Adjusted Class B Interest Distributable Amount                           40,492.17  2,094,946.78    40,492.17
(v) (B)  Class A Principal Distributable Amount - Current Month                2,668,947.67  2,054,454.61 2,054,454.61   501,419.49
         Class A Principal Carryover Shortfall - Previous Month(s)                     0.00          0.00         0.00
         Current Month Class A Principal Shortfall                              (141,818.22)         0.00  (141,818.22)
         Withdrawl from Spread Account to Cover Shortfall                        141,818.22
         Class A Principal Distribution Amount                                 2,668,947.67    141,818.22   141,818.22         0.00
(vi)     Certificate Insurer Premium                                              22,315.29          0.00         0.00
         Certificate Insurer Premium Supplement                                        0.00          0.00         0.00
         Other Reimbursement Obligations to Certificate Insurer                        0.00          0.00         0.00
(vii)    Transition Expenses to successor Servicer                                     0.00          0.00         0.00
         Class B Principal Distributable Amount - Current Month Unadjusted       140,470.93          0.00         0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                     0.00          0.00         0.00
         Current Month Class B Principal Shortfall                              (140,470.93)         0.00  (140,470.93)
         Adjusted Class B Principal Distributable Amount                               0.00    140,470.93         0.00
         Excess Interest Amount for Deposit in Spread Account                   (164,133.51)   140,470.93  (164,133.51)
                                                                                               304,604.44   304,604.44

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               79,178,504.84
                    Class A Principal Distributions                                                     2,668,947.67
           Class A End of Period Principal Balance                                                     76,509,557.17

           Class B Beginning of Period Principal Balance                                                4,167,289.73
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,167,289.73
                    Withdrawl from Spread Account to Cover B Shortfalls                                   140,470.93
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,026,818.80

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,170,367.16
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   602,745.54
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,567,621.62

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,567,621.62
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    40,492.17
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,527,129.45

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,527,129.45
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,668,947.67
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover Shortfall                                               141,818.22
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     22,315.29
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (22,315.29)
           Withdrawl from Spread Account to Cover Deficiency                                               22,315.29
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                           0.00
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        140,470.93
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (140,470.93)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (140,470.93)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              7,888,000.00
                                  Purchased receivables more than 30 days delinquent                       11,526.76
                                                                                                  -------------------
                                  Total                                                                 7,899,526.76

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  95,063,237.95
                    Delinquency Ratio                                                                          8.31%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                8.31%
                           Delinquency Ratio for second preceding Determination Date                           9.58%
                           Delinquency Ratio for third preceding Determination Date                            9.05%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.98%        8.98%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 6,774,128.89
                                  Current Period Defaulted Receivables                                  1,005,085.12
                                                                                                  -------------------
                                  Total                                                                 7,779,214.01

                                  Cumulative Defaulted Receivables                                      7,779,214.01
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                   7.60%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,284,302.24

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (284,323.82)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  999,978.42
                                  Cumulative Previous Net Losses                                        2,949,882.47
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 3,949,860.89
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  3.86%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     45.95
           Weighted Average Annual Percentage Rate                                                            20.57%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      8,067,684.69
                           15% of Outstanding Certificate Balance                                                     12,101,527.04
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     --------------
                    Cap Amount                                                                          8,067,684.69

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,069,810.29
                           Outstanding Certificate Balance                                                            80,676,846.90
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     -------------
                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               8,067,684.69
           Beginning of Period Spread Account Balance                                                   8,343,775.01
           Spread Account Deposit (Withdrawal) from Current Distributions                                (164,133.51)
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (111,956.81)
           Earnings on Spread Account Balance                                                              43,407.13
           Amount of Spread Account deposit (withdrawal)                                                 (155,363.94)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            140,470.93
           Net Spread Account Withdrawl to Seller                                                         (14,893.01)
           Ending Spread Account Balance                                                                8,067,684.69


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.


                          CONSUMER PORTFOLIO SERVICES, INC.

                 By:
                          -----------------------------------------------------

                 Name:                        James L. Stock
                          -----------------------------------------------------
                 Title:                       Vice President
                          -----------------------------------------------------

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates


Distribution Date                                                2/17/98
Collection Period                                                1/98

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,030,981.17

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $555,712.50

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,475,268.67

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $26.73

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.90

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $21.83

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $180,592.70

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $50,315.40

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $130,277.30

           (j)      Scheduled Payments due in such Collection Period                                   $3,188,061.47

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $3,048,975.76

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                              $105,556,786.63

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                $102,951,240.66

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9753162

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $202,830.19

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $7,037.12

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.79

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $33,990.59

           (b)      Distributions (to) from Collection Account                                            $14,057.22
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $123.10

           (d)      Ending Payahead Account Balance                                                       $48,170.91

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $9,265,611.66
                           Spread Account Balance                                                      $9,265,611.66

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($234,499.14)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $28,526.07

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $808,513.39

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                343
                           Aggregate Gross Amount                                                      $4,575,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                389
                           Aggregate Gross Amount                                                      $5,438,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          8.34%

           (b)      Average Delinquency Ratio                                                                  8.61%

           (c)      Cumulative Default Ratio                                                                   4.66%

           (d)      Cumulative Net Loss Ratio                                                                  1.67%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,801,776.09
     Lock Box NSF Items:                                                                                 (168,893.76)
     Transfers from (to) Payahead Account:                                                                (14,057.22)
     Collection Account Interest                                                                           13,138.57
     Payahead Account Interest                                                                                123.10
     Total Collection Proceeds:                                                                         3,632,086.78
     For Distribution Date:                                                                                  2/17/98
     For Determination Date:                                                                                  2/9/98
     For Collection Period:                                                                                     1/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                105,556,786.63
                                  Principal portion of payments collected (non-prepayments)                            1,235,365.11
                                  Prepayments in full allocable to principal                                             383,626.00
                           Collections allocable to principal                                           1,618,991.11
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    178,041.47
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,797,032.58

                    Realized Losses                                                                       808,513.39
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                   102,951,240.66

           Interest
                           Collections allocable to interest                                            1,813,610.65
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       21,443.55
                                                                                                  -------------------
                    Total Interest                                                                      1,835,054.20

     Certificate Information
           Beginning of Period Class A Principal Balance                                              100,278,947.31
           Beginning of Period Class B Principal Balance                                                5,277,839.32

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   9,500,110.80
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           26,902.21
           Aggregate Payahead Balance                                                                      48,047.81
           Aggregate Payahead Balance for preceding Distribution Date                                      33,990.59
           Interest Earned on Payahead Balances                                                               123.10
           Scheduled Payments due in Collection Period                                                  3,188,061.47
           Scheduled Payments collected in Collection Period                                            3,048,975.76
           Aggregate Amount of Realized Losses for preceding Distribution Date                            808,513.39

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                           Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              343    4,575,000.00
           60+ days delinquent                                                                                  389    5,438,000.00

     Purchased Receivables                                                                                                Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables  of Receivables
                                                                                                                 0            0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as
                    of the close   of  business on the last day of
                    the related Collection Period.                                                     10,013,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables    during  the  related  Collection
                    Period.                                                                             1,288,697.09

           Delinquency Ratio for second preceding Determination Date                                           9.19%
           Delinquency Ratio for third preceding Determination Date                                            8.31%

           Cumulative Defaults for preceding Determination Date                                         4,269,695.45

           Cumulative Net Losses for preceding Determination Date                                       1,200,918.45

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,432,601.76
                           Liquidation Proceeds                                                           178,041.47
                           Recoveries                                                                      21,443.55
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,632,086.78

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,235,365.11
                           Prepayments in full allocable to principal                                     383,626.00
                           Principal Balance of Liquidated Receivables                                    986,554.86
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,605,545.97

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,605,545.97
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,475,268.67
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,475,268.67

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                         100,278,947.31
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 555,712.50

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,605,545.97
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                130,277.30

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           5,277,839.32
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         50,315.40

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,632,086.78
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,030,981.17
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                50,315.40
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                130,277.30
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,319.46
                    Standby Servicer distributions                                                          7,037.12
                    Servicer distributions                                                                202,830.19
                    Collateral Agent distributions                                                          1,319.46
                    Reimbursement Obligations                                                              28,526.07
                                                                                                  -------------------
                                                                                                          179,480.61

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                                 Use          Source      act distributed  Source
                                                                                 ---          ------      ---------------  ------

(i)      Standby Fee                                                          7,037.12    3,632,086.78       7,037.12  3,632,086.78
         Servicing Fee (2.0%)                                               175,927.98    3,625,049.66     175,927.98          0.00
         Additional Servicing Fee Amounts                                    26,902.21    3,449,121.68      26,902.21          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                         0.00    3,422,219.47           0.00
         Unpaid Servicing Fee from prior Collection Periods                       0.00    3,422,219.47           0.00
(ii)     Transition Expenses to Standby Servicer                                  0.00    3,422,219.47           0.00
(iii)    Trustee Fee                                                          1,319.46    3,422,219.47       1,319.46
         Trustee's out-of-pocket expenses                                         0.00    3,420,900.01           0.00
         Unpaid Trustee Fee from prior Collection Periods                         0.00    3,420,900.01           0.00
         Unpaid Trustee's out-of-pocket expenses from prior                       0.00    3,420,900.01           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                 1,319.46    3,420,900.01       1,319.46
         Collateral Agent Expenses                                                0.00    3,419,580.55           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods               0.00    3,419,580.55           0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods           0.00    3,419,580.55           0.00
(v) (A)  Class A Interest Distributable Amount - Current Month              555,712.50    3,419,580.55     555,712.50
         Prior Month(s) Class A Carryover Shortfall                               0.00    2,863,868.05           0.00
         Class A Interest Carryover Shortfall                                     0.00    2,863,868.05           0.00
         Interest on Interest Carryover from Prior Months                         0.00    2,863,868.05           0.00
         Current Month Class A Interest Carryover Shortfall                       0.00    2,863,868.05           0.00
         Class A Interest Distributable Amount                              555,712.50    2,863,868.05     555,712.50
(viii)(A)Class B Coupon Interest - Unadjusted                                50,315.40    2,308,155.55      50,315.40
         Class B Interest Carryover Shortfall - Previous Month(s)                 0.00    2,257,840.15           0.00
         Interest on B Interest Shortfall - Previous Month(s)                     0.00    2,257,840.15           0.00
         Interest on Interest Carryover from Prior Months                         0.00    2,257,840.15           0.00
         Current Month Class B Interest Shortfall                                 0.00    2,257,840.15           0.00
         Adjusted Class B Interest Distributable Amount                      50,315.40    2,257,840.15      50,315.40
(v) (B)  Class A Principal Distributable Amount - Current Month           2,475,268.67    2,207,524.75   2,207,524.75  1,156,818.11
         Class A Principal Carryover Shortfall - Previous Month(s)                0.00            0.00           0.00
         Current Month Class A Principal Shortfall                                0.00            0.00           0.00
         Withdrawl from Spread Account to Cover Shortfall                         0.00
         Class A Principal Distribution Amount                            2,475,268.67            0.00           0.00          0.00
(vi)     Certificate Insurer Premium                                         28,526.07            0.00           0.00
         Certificate Insurer Premium Supplement                                   0.00            0.00           0.00
         Other Reimbursement Obligations to Certificate Insurer                   0.00            0.00           0.00
(vii)    Transition Expenses to successor Servicer                                0.00            0.00           0.00
         Class B Principal Distributable Amount - Current Month             130,277.30            0.00           0.00
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)                0.00            0.00           0.00
         Current Month Class B Principal Shortfall                                0.00            0.00           0.00
         Adjusted Class B Principal Distributable Amount                    130,277.30            0.00           0.00
         Excess Interest (Shortage) Amount for Deposit to (withdrawl        179,480.61            0.00           0.00
          from ) Spread Account                                                                                      0.00      0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                              100,278,947.31
                    Class A Principal Distributions                                                     2,475,268.67
           Class A End of Period Principal Balance                                                     97,803,678.64

           Class B Beginning of Period Principal Balance                                                5,277,839.32
                    Class B Principal Distributable Amount                                                130,277.30
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  5,147,562.02
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   5,147,562.02

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,632,086.78
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   768,218.73
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,863,868.05

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,863,868.05
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                50,315.40
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,813,552.65

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,813,552.65
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,475,268.67
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         338,283.98

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    338,283.98
     (vi)  Certificate Insurer Premium                                                                     28,526.07
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     309,757.91

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      309,757.91
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         130,277.30
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                179,480.61
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                              179,480.61
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                             10,013,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                10,013,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  120,110,922.29
                    Delinquency Ratio                                                                          8.34%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                8.34%
                           Delinquency Ratio for second preceding Determination Date                           9.19%
                           Delinquency Ratio for third preceding Determination Date                            8.31%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.61%          8.61%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 4,269,695.45
                                  Current Period Defaulted Receivables                                  1,288,697.09
                                                                                                  -------------------
                                  Total                                                                 5,558,392.54

                                  Cumulative Defaulted Receivables                                      5,558,392.54
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   4.66%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         986,554.86

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (199,485.02)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  787,069.84
                                  Cumulative Previous Net Losses                                        1,200,918.45
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 1,987,988.29
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  1.67%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     48.45
           Weighted Average Annual Percentage Rate                                                            20.53%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                       9,265,611.66
                           15% of Outstanding Certificate Balance                                                     15,442,686.10
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

                    Cap Amount                                                                          9,265,611.66

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,580,860.93
                           Outstanding Certificate Balance                                                           102,951,240.66
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                               9,265,611.66
           Beginning of Period Spread Account Balance                                                   9,500,110.80
           Spread Account Deposit (Withdrawal) from Current Distributions                                 179,480.61
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (413,979.75)
           Earnings on Spread Account Balance                                                              49,281.25
           Amount of Spread Account deposit (withdrawal)                                                 (463,261.00)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                        (463,261.00)
           Ending Spread Account Balance                                                                9,265,611.66


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.


                      CONSUMER PORTFOLIO SERVICES, INC.


                      By:
                          Name:  James L. Stock
                          Title: Vice President

                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-3
                       6.10% Asset-Backed Notes, Class A-1
                       6.38% Asset-Backed Notes, Class A-2
                       10.65% Asset-Backed Notes, Class B
                        10.65% Asset-Backed Certificates

Distribution Date                                                       2/17/98
Collection Period                                                          1/98

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.

          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $3,778,920.59

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $331,252.30

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $3,447,668.29

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $46.75

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $4.10

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $42.65

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                    $88,653.79

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $31,071.64

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $57,582.15

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                             $88,653.79

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                         $31,071.64

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                     $57,582.15

          (s)      Scheduled Payments due in such Collection Period                                     $4,106,937.13

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                    $3,960,228.03

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $140,041,183.22

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $131,531,159.14

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $126,828,165.24

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.9056491

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                        $3,443,447.42

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0245888

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $261,955.42

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $7,002.06

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.24

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.09

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    6
                          Aggregate Purchase Amount                                                        $68,075.20

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

          (f)      The amount of the Certificate  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                     $0.00

          (g)      The amount of the Certificate  Principal  Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $4,930,126.30
                          Spread Account Balance                                                        $4,930,126.30

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 ($406,038.74)

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $36,354.58

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $226,849.94

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  401
                          Aggregate Gross Amount                                                        $5,606,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  457
                          Aggregate Gross Amount                                                        $6,646,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            7.73%

          (b)      Average Delinquency Ratio                                                                    7.15%

          (c)      Cumulative Default Ratio                                                                     2.36%

          (d)      Cumulative Net Loss Ratio                                                                    0.42%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          4,780,154.53
     Lock Box NSF Items:                                                                                  (204,912.78)
     Total Collection Proceeds:                                                                          4,575,241.75
     For Distribution Date:                                                                                   2/17/98
     For Determination Date:                                                                                   2/9/98
     For Collection Period:                                                                                      1/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                  140,041,183.22
          Beginning Principal Balance of Subsequent Receivables Transfered                                       0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                        140,041,183.22
                                 Principal portion of payments collected (non-prepayments)                             1,482,251.05
                                 Prepayments in full allocable to principal                                              474,505.00
                          Collections allocable to principal                                             1,956,756.05
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                       51,604.93
                          Purchase Amounts allocable to principal                                           68,075.20
                                                                                               -----------------------
                   Total Principal                                                                       2,076,436.18

                   Realized Losses                                                                         226,849.94
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                     137,737,897.10

          Prefunding
                   Original Amount in Prefunding Account                                                27,084,817.00
                   Subsequent Loans Sold to the Trust                                                   27,084,817.00
                   Balance of Prefunding Account                                                                 0.00



          Interest
                          Collections allocable to interest                                              2,477,976.98
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                         20,828.59
                                                                                               -----------------------
                   Total Interest                                                                        2,498,805.57

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               65,164,386.11
          Beginning of Period Class A-2 Principal Balance                                               61,668,000.00
          Beginning of Period Class B Principal Balance                                                  3,501,029.57
          Beginning of Period Certificate Balance                                                        3,501,029.57

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     5,336,165.04
          Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                             28,553.45
          Scheduled Payments due in Collection Period                                                    4,106,937.13
          Scheduled Payments collected in Collection Period                                              3,960,228.03
          Aggregate Amount of Realized Losses for preceding Distribution Date                              226,849.94

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                       0.00
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00


     Delinquency Information                                  Aggregate Gross
                                                                   Amount
                                        # of Receivables       of Receivables
                                        ----------------       --------------
          31 - 59 days delinquent                401           5,606,000.00
          60+ days delinquent                    457           6,646,000.00

     Purchased Receivables                                       Aggregate
                                                                Purchase Amt
                                        # of Receivables       of Receivables
                                        ----------------       --------------
                                                   6             68,075.20


     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close  of business on the last day of the
                   related Collection Period.                                                           12,252,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                      68,075.20
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables
                    during the related Collection Period.                                                1,265,272.32

          Delinquency Ratio for second preceding Determination Date                                             7.42%
          Delinquency Ratio for third preceding Determination Date                                              6.30%

          Cumulative Defaults for preceding Determination Date                                           2,281,949.09

          Cumulative Net Losses for preceding Determination Date                                           425,258.03

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Requisite Reserve Amount
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.4671%
          minus 2.5%                                                                                            2.50%
                                                                                               -----------------------
                                                                                                              3.9671%
          divided by 360                                                                                      0.0110%
          times the prefunded amount                                                                             0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                               23.00
                                                                                               -----------------------
          Requisite Reserve Amount                                                                               0.00
          Amount in Interest Reserve Account                                                                     0.00
          Excess in Interest Reserve Account                                                                     0.00

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               4,434,733.03
                          Liquidation Proceeds                                                              51,604.93
                          Recoveries                                                                        20,828.59
                          Purchase Amounts                                                                  68,075.20
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Excess released from Prefunding Account                                                0.00
                          Investment earnings from Note Distribution Account                                   442.85
                          Investment earnings from Prefunding Account                                            0.00
                          Investment earnings from Interest Reserve Account                                    300.58
                          Investment earnings from Collection Account                                       15,705.55
                                                                                               -----------------------
          Total Distribution Amount                                                                      4,591,690.73

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,482,251.05
                          Prepayments in full allocable to principal                                       474,505.00
                          Principal Balance of Liquidated Receivables                                      278,454.87
                          Purchase Amounts allocable to principal                                           68,075.20
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        2,303,286.12

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                    137,737,897.10
                                                                                               -----------------------
                                                                                                                       ------------
                                                                                                       123,964,107.39        97.74%
                                                                                                                       ------------
                                                                                                                   Current Target %
          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    46.1%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        2,303,286.12
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         2,188,121.81
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                2,188,121.81

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   65,164,386.11
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   331,252.30

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                        2,303,286.12
                   Times Class B Percentage                                                                      2.5%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   57,582.15

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                        2,303,286.12
                   Times Certificate Percentage                                                                  2.5%
                                                                                               -----------------------
                   Certificate Principal Distributable Amount                                               57,582.15


          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                    3,501,029.57
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class B Coupon Interest Amount                                                           31,071.64

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             3,501,029.57
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Certificateholders' Interest Amount                                                      31,071.64


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                     Use       Source    act distributed    Source
                                                                                     ---       ------    ---------------    ------
(i)      Standby Fee                                                               7,002.06  4,591,690.73     7,002.06 4,591,690.73
         Servicing Fee (2.0%)                                                    233,401.97  4,584,688.67   233,401.97         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)    28,553.45  4,351,286.70    28,553.45         0.00
         Unpaid Standby Fee from prior Collection Periods                              0.00  4,322,733.25         0.00
         Unpaid Servicing Fee from prior Collection Periods                            0.00  4,322,733.25         0.00
(ii)     Transition Expenses to Standby Servicer                                       0.00  4,322,733.25         0.00
(iii)    Indenture Trustee Fee                                                     1,167.01  4,322,733.25     1,167.01
         Indenture Trustee's out-of-pocket expenses                                    0.00  4,321,566.24         0.00
         Unpaid Indenture Trustee Fee from prior Collection Periods                    0.00  4,321,566.24         0.00
         Unpaid Indenture Trustee's out-of-pocket exp.
           - prior Collection Periods                                                  0.00  4,321,566.24         0.00
         Owner Trustee Fee                                                             0.00  4,321,566.24         0.00
         Owner Trustee's out-of-pocket expenses                                        0.00  4,321,566.24         0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                        0.00  4,321,566.24         0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods           0.00  4,321,566.24         0.00
(iv)     Collateral Agent Fee                                                      1,115.29  4,321,566.24     1,115.29
         Collateral Agent Expenses                                                     0.00  4,320,450.95         0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                    0.00  4,320,450.95         0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                0.00  4,320,450.95         0.00
(v) (A)  Class A-1 Interest Distributable Amount - Current Month                 331,252.30
         Prior Month(s) Class A-1 Interest Carryover Shortfall                         0.00
         Class A-1 Interest Carryover Shortfall                                        0.00
         Interest on Interest Carryover from Prior Months                              0.00
         Current Month Class A-1 Interest Carryover Shortfall                          0.00
         Class A-1 Interest Distributable Amount                                 331,252.30  4,320,450.95   331,252.30
     (B) Class A-2 Interest Distributable Amount - Current Month                 327,868.20
         Prior Month(s) Class A-2 Interest Carryover Shortfall                         0.00
         Class A-2 Interest Carryover Shortfall                                        0.00
         Interest on Interest Carryover from Prior Months                              0.00
         Current Month Class A-2 Interest Carryover Shortfall                          0.00
         Class A-2 Interest Distributable Amount                                 327,868.20  3,989,198.65   327,868.20
(vi) (A) Class B Note Interest - Unadjusted                                       31,071.64
         Class B Note Interest Carryover Shortfall - Previous Month(s)                 0.00
         Interest on B Interest Shortfall - Previous Month(s)                          0.00
         Interest on B Interest Carryover from Prior Months                            0.00
         Current Month Class B Interest Shortfall                                      0.00
         Adjusted Class B Note Interest Distributable Amount                      31,071.64  3,661,330.45    31,071.64
     (B) Certificate Interest - Unadjusted                                        31,071.64
         Certificate Interest Carryover Shortfall - Previous Month(s)                  0.00
         Interest on Certificate Interest Shortfall - Previous Month(s)                0.00
         Interest on Certificate Interest Carryover from Prior Months                  0.00
         Current Month Certificate Interest Shortfall                                  0.00
         Adjusted Certificate Interest Distributable Amount                       31,071.64  3,630,258.81    31,071.64
(vii)    Class A Principal Distributable Amount - Current Month                2,188,121.81
         Class A Principal Carryover Shortfall - Previous Month(s)                     0.00
         Current Month Class A Principal Shortfall                                     0.00
         Withdrawl from Spread Account to Cover Shortfall                              0.00
         Class A Principal Distribution Amount to Class A-1                    2,188,121.81  3,599,187.17 2,188,121.81         0.00
         Class A Principal Distribution Amount to Class A-2                            0.00  1,411,065.36         0.00         0.00
(viii)   Note Insurer Premium                                                     36,354.58  1,411,065.36    36,354.58
         Note Insurer Premium Supplement                                               0.00  1,374,710.78         0.00
         Other Reimbursement Obligations to Note Insurer                               0.00  1,374,710.78         0.00
(ix)     Transition Expenses to successor Servicer                                     0.00  1,374,710.78         0.00
(x)      Class B Principal Distributable Amount - Current Month Unadjusted        57,582.15
         Class B Principal Carryover Shortfall - Previous Month(s)                     0.00
         Current Month Class B Principal Shortfall                                     0.00
         Adjusted Class B Principal Distributable Amount                          57,582.15  1,374,710.78    57,582.15
         Certificate Principal Distributable Amount - Current Month Unadjusted    57,582.15
         Certificate Principal Carryover Shortfall - Previous Month(s)                 0.00
         Current Month Certificate Principal Shortfall                                 0.00
         Adjusted Certificate Principal Distributable Amount                      57,582.15  1,317,128.63    57,582.15
(xi)     Until the Target Payment Date, remaining amount to Class A Noteholders1,259,546.48  1,259,546.48 1,259,546.48
         Amount to Class A-1 Noteholders                                       1,259,546.48          0.00         0.00
         Amount to Class A-2 Noteholders                                               0.00
(xii)    After an Event of Default, Certificateholders' Int. Dist. Amount              0.00
(xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount             0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                0.00


     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                65,164,386.11
                   Class A-1 Principal Distributions                                                     2,188,121.81
          Class A-1 End of Period Principal Amount (prior to turbo)                                     62,976,264.30
                   Additional Principal Distribution                                                     1,259,546.48
          Class A-1 End of Period Principal Amount                                                      61,716,717.82

          Class A-2 Beginning of Period Principal Amount                                                61,668,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     61,668,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      61,668,000.00

          Class B Beginning of Period Principal Amount                                                   3,501,029.57
                   Class B Principal Distributable Amount                                                   57,582.15
          Class B End of Period Principal Amount BEFORE Spread Account Distributions                     3,443,447.42
                   Withdrawl from Spread Account to Cover B Shortfalls                                           0.00
          Class B End of Period Principal Amount AFTER Spread Account Distributions                      3,443,447.42

          Certificate Beginning of Period Principal Amount                                               3,501,029.57
                   Certificate Principal Distributable Amount                                               57,582.15
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 3,443,447.42
                   Withdrawl from Spread Account to Cover Certificate Shortfalls                                 0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  3,443,447.42

Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               12,252,000.00
                                 Purchased receivables more than 30 days delinquent                         68,075.20
                                                                                               -----------------------
                                 Total                                                                  12,320,075.20

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                   159,367,652.69
                   Delinquency Ratio                                                                            7.73%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.73%
                          Delinquency Ratio for second preceding Determination Date                             7.42%
                          Delinquency Ratio for third preceding Determination Date                              6.30%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    7.15%     7.15%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   2,281,949.09
                                 Current Period Defaulted Receivables                                    1,265,272.32
                                                                                               -----------------------
                                 Total                                                                   3,547,221.41

                                 Cumulative Defaulted Receivables                                        3,547,221.41
                                 Original Pool Balance                                                 150,000,000.00

                   Cumulative Default Ratio                                                                     2.36%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                           278,454.87

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                  (72,433.52)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    206,021.35
                                 Cumulative Previous Net Losses                                            425,258.03
                                                                                               -----------------------
                                 Cumulative Net Losses                                                     631,279.38
                                 Original Pool Balance                                                 150,000,000.00

                   Cumulative Net Loss Ratio                                                                    0.42%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       51.03
          Weighted Average Annual Percentage Rate                                                              20.41%
     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                  137,737,897.10
                          minus the Securities Balance                                                 130,271,612.66
                                                                                               -----------------------
                                                                                                         7,466,284.44
                          divided by the Aggregate Principal Balance                                            5.42%

          Floor OC Percent
                   Aggregate Principal Balance                                                         137,737,897.10
                   minus the Securities Balance                                                        130,271,612.66
                                                                                               -----------------------
                                                                                                         7,466,284.44
                   divided by the initial Aggregate Principal Balance                                  150,000,000.00
                                                                                               -----------------------
                                                                                                                4.98%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                     130,271,612.66
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                           122,915,183.00
                                 (II)  balance of all Subsequent Receivables                                          27,084,817.00
                                                                                                                    ---------------
                                                                                                                       3,000,000.00
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                          150,000,000.00
                                                                                                                     ---------------
                                                                                                                              0.00
                   Floor Amount                                                                          3,000,000.00

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      3,000,000.00
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 3.58%
                                 if a Trigger Event, 15% minus the OC Percent                                                 9.58%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       24.58%
                                 if an Insurance Agreement Event of Default, unlimited                                      999.00%
                                                                                                                3.58%
                                 times the Aggregate Principal Balance                                 137,737,897.10
                                                                                               -----------------------
                                                                                                         4,930,126.30
                          Requisite Amount                                                               4,930,126.30

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

          Required Spread Account Amount                                                                 4,930,126.30
          Beginning of Period Spread Account Balance                                                     5,336,165.04
          Additional Deposit for Subsequent Receivables Transfer                                                 0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                  (406,038.74)
          Earnings on Spread Account Balance                                                                27,095.77
          Amount of Spread Account deposit (withdrawal)                                                   (433,134.51)
          Amount of Withdrawl Allocated to B Piece Shortfalls                                                    0.00
          Net Spread Account Withdrawl to Seller                                                          (433,134.51)
          Ending Spread Account Balance                                                                  4,930,126.30



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.



                      CONSUMER PORTFOLIO SERVICES, INC.

             By:
                      -----------------------------------------------------

             Name:                       James L. Stock
                      -----------------------------------------------------
             Title:                      Vice President
                      -----------------------------------------------------

                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-4
                       6.07% Asset-Backed Notes, Class A-1
                       6.30% Asset-Backed Notes, Class A-2
                        10.59% Asset-Backed Certificates

Distribution Date                                                       2/17/98
Collection Period                                                          1/98

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.

          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,776,888.38

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $245,437.38

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,531,451.00

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $51.18

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $4.52

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $46.65

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $125,303.78

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $45,193.14

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $80,110.64

          (p)      Scheduled Payments due in such Collection Period                                     $2,933,931.93

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,930,601.40

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $102,420,707.76

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $98,347,814.41

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $92,297,540.79

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.9011609

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $5,040,924.76

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0492178

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $187,061.24

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $5,121.04

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.45

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.09

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    7
                          Aggregate Purchase Amount                                                        $83,127.46

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $6,602,983.99
                          Spread Account Balance                                                        $3,755,045.85

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $18,941.71

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $27,214.51

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                       $81,229.92

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  240
                          Aggregate Gross Amount                                                        $3,397,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  151
                          Aggregate Gross Amount                                                        $2,159,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            4.86%

          (b)      Average Delinquency Ratio                                                                    3.61%

          (c)      Cumulative Default Ratio                                                                     0.66%

          (d)      Cumulative Net Loss Ratio                                                                    0.08%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-4
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,468,583.88
     Lock Box NSF Items:                                                                                  (114,019.52)
     Total Collection Proceeds:                                                                          3,354,564.36
     For Distribution Date:                                                                                   2/17/98
     For Determination Date:                                                                                   2/9/98
     For Collection Period:                                                                                      1/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                  102,420,707.76
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                        102,420,707.76
                                 Principal portion of payments collected (non-prepayments)                             1,097,019.91
                                 Prepayments in full allocable to principal                                              337,448.00
                          Collections allocable to principal                                             1,434,467.91
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                        3,387.50
                          Purchase Amounts allocable to principal                                           83,127.46
                                                                                               -----------------------
                   Total Principal                                                                       1,520,982.87

                   Realized Losses                                                                          81,229.92
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                     100,818,494.97


          Interest
                          Collections allocable to interest                                             $1,833,581.49
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                              0.00
                                                                                               -----------------------
                   Total Interest                                                                       $1,833,581.49

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               48,521,393.20
          Beginning of Period Class A-2 Principal Balance                                               46,307,598.60
          Beginning of Period Certificate Principal Balance                                              5,121,035.40 99,950,027.20

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,736,104.14
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            16,360.06
          Scheduled Payments due in Collection Period                                                    2,933,931.93
          Scheduled Payments collected in Collection Period                                              2,930,601.40
          Aggregate Amount of Realized Losses for preceding Distribution Date                               81,229.92

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                       0.00
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                   Aggregate Gross
                                                                   Amount
                                           # of Receivables    of Receivables
                                           ----------------    --------------
          31 - 59 days delinquent                   240         3,397,000.00
          60+ days delinquent                       151         2,159,000.00

     Purchased Receivables                                       Aggregate
                                                                Purchase Amt
                                           # of Receivables    of Receivables
                                           ----------------    --------------
                                                      7           83,127.46

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as
                   of the close   of business on the last day of the
                   related Collection Period.                                                            5,556,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                      83,127.46
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                   378,790.65

          Delinquency Ratio for second preceding Determination Date                                             3.62%
          Delinquency Ratio for third preceding Determination Date                                              2.34%

          Cumulative Defaults for preceding Determination Date                                             324,644.74

          Cumulative Net Losses for preceding Determination Date                                             2,359.90

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               3,268,049.40
                          Liquidation Proceeds                                                               3,387.50
                          Recoveries                                                                             0.00
                          Purchase Amounts                                                                  83,127.46
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       11,825.91
                                                                                               -----------------------
          Total Distribution Amount                                                                      3,366,390.27

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,097,019.91
                          Prepayments in full allocable to principal                                       337,448.00
                          Principal Balance of Liquidated Receivables                                       84,617.42
                          Purchase Amounts allocable to principal                                           83,127.46
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        1,602,212.79

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                    100,818,494.97
                                                                                               -----------------------
                                                                                                        90,736,645.47

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    46.3%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        1,602,212.79
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         1,522,102.15
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                1,522,102.15

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   48,521,393.20
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   245,437.38

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        1,602,212.79
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   80,110.64

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             5,121,035.40
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       45,193.14

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                      Use        Source   act distributed   Source
                                                                                      ---        ------   ---------------   ------
(i)      Standby Fee                                                                5,121.04  3,366,390.27     5,121.04 3,366,390.27
         Servicing Fee (2.0%)                                                     170,701.18  3,361,269.23   170,701.18         0.00
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)    16,360.06  3,190,568.05    16,360.06         0.00
         Unpaid Standby Fee from prior Collection Periods                               0.00  3,174,207.99         0.00
         Unpaid Servicing Fee from prior Collection Periods                             0.00  3,174,207.99         0.00
(ii)     Transition Expenses to Standby Servicer                                        0.00  3,174,207.99         0.00
(iii)    Indenture Trustee Fee                                                        853.51  3,174,207.99       853.51
         Indenture Trustee's out-of-pocket expenses                                     0.00  3,173,354.48         0.00
         Unpaid Indenture Trustee Fee from prior Collection Periods                     0.00  3,173,354.48         0.00
         Unpaid Indenture Trustee's out-of-pocket exp.
            - prior Collection Periods                                                  0.00  3,173,354.48         0.00
         Owner Trustee Fee                                                              0.00  3,173,354.48         0.00
         Owner Trustee's out-of-pocket expenses                                         0.00  3,173,354.48         0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                         0.00  3,173,354.48         0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods            0.00  3,173,354.48         0.00
(iv)     Collateral Agent Fee                                                         832.92  3,173,354.48       832.92
         Collateral Agent Expenses                                                      0.00  3,172,521.56         0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                     0.00  3,172,521.56         0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                 0.00  3,172,521.56         0.00
(v) (A)  Class A-1 Interest Distributable Amount - Current Month                  245,437.38
         Prior Month(s) Class A-1 Interest Carryover Shortfall                          0.00
         Class A-1 Interest Carryover Shortfall                                         0.00
         Interest on Interest Carryover from Prior Months                               0.00
         Current Month Class A-1 Interest Carryover Shortfall                           0.00
         Class A-1 Interest Distributable Amount                                  245,437.38  3,172,521.56   245,437.38
       (BClass A-2 Interest Distributable Amount - Current Month                  243,114.89
         Prior Month(s) Class A-2 Interest Carryover Shortfall                          0.00
         Class A-2 Interest Carryover Shortfall                                         0.00
         Interest on Interest Carryover from Prior Months                               0.00
         Current Month Class A-2 Interest Carryover Shortfall                           0.00
         Class A-2 Interest Distributable Amount                                  243,114.89  2,927,084.18   243,114.89
(vi) (A) Certificate Note Interest - Unadjusted                                    45,193.14
         Certificate Note Interest Carryover Shortfall - Previous Month(s)              0.00
         Interest on B Interest Shortfall - Previous Month(s)                           0.00
         Interest on B Interest Carryover from Prior Months                             0.00
         Current Month Certificate Interest Shortfall                                   0.00
         Adjusted Certificate Note Interest Distributable Amount                   45,193.14  2,683,969.29    45,193.14
(vii)    Class A Principal Distributable Amount - Current Month                 1,522,102.15
         Class A Principal Carryover Shortfall - Previous Month(s)                      0.00
         Current Month Class A Principal Shortfall                                      0.00
         Withdrawal from Spread Account to Cover Shortfall                              0.00
         Class A Principal Distribution Amount to Class A-1                     1,522,102.15  2,638,776.15 1,522,102.15         0.00
         Class A Principal Distribution Amount to Class A-2                             0.00  1,116,674.00         0.00         0.00
(viii)   Note Insurer Premium                                                      27,214.51  1,116,674.00    27,214.51
         Note Insurer Premium Supplement                                                0.00  1,089,459.49         0.00
         Other Reimbursement Obligations to Note Insurer                                0.00  1,089,459.49         0.00
(ix)     Transition Expenses to successor Servicer                                      0.00  1,089,459.49         0.00
(x)      Certificate Principal Distributable Amount - Current Month Unadjusted     80,110.64
         Certificate Principal Carryover Shortfall - Previous Month(s)                  0.00          0.00         0.00
         Current Month Certificate Principal Shortfall                                  0.00          0.00         0.00
         Adjusted Certificate Principal Distributable Amount                       80,110.64  1,089,459.49    80,110.64
(xi)     Until the Target Payment Date, remaining amount to Class A Noteholders 1,009,348.85  1,009,348.85 1,009,348.85
         Amount to Class A-1 Noteholders                                        1,009,348.85          0.00         0.00
         Amount to Class A-2 Noteholders                                                0.00          0.00         0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                 0.00  3,366,390.27 Total Disbursements
                                                                                              3,366,390.27 Total Distribution Amt
                                                                                              =============
                                                                                                      0.00 Shortage (Over)
                                                                                                             =============


     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                48,521,393.20
                   Class A-1 Principal Distributions                                                     1,522,102.15
          Class A-1 End of Period Principal Amount (prior to turbo)                                     46,999,291.05
                   Additional Principal Distribution                                                     1,009,348.85
          Class A-1 End of Period Principal Amount                                                      45,989,942.19

          Class A-2 Beginning of Period Principal Amount                                                46,307,598.60
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     46,307,598.60
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      46,307,598.60

          Certificate Beginning of Period Principal Amount                                               5,121,035.40
                   Certificate Principal Distributable Amount                                               80,110.64
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 5,040,924.76
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  5,040,924.76

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                1,252,463.74
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                5,556,000.00
                                 Purchased receivables more than 30 days delinquent                         83,127.46
                                                                                               -----------------------
                                 Total                                                                   5,639,127.46

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                    116,143,570.87
                   Delinquency Ratio                                                                            4.86%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.86%
                          Delinquency Ratio for second preceding Determination Date                             3.62%
                          Delinquency Ratio for third preceding Determination Date                              2.34%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    3.61%       3.61%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                     324,644.74
                                 Current Period Defaulted Receivables                                      378,790.65
                                                                                               -----------------------
                                 Total                                                                     703,435.39

                                 Cumulative Defaulted Receivables                                          703,435.39
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Default Ratio                                                                     0.66%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                            84,617.42

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                   (3,387.50)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                     81,229.92
                                 Cumulative Previous Net Losses                                              2,359.90
                                                                                               -----------------------
                                 Cumulative Net Losses                                                      83,589.82
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Net Loss Ratio                                                                    0.08%

Additional Pool Information:
          Weighted Average Original Term                                                                        56.79
          Weighted Average Remaining Term                                                                       53.02
          Weighted Average Annual Percentage Rate                                                              20.32%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                  100,818,494.97
                          minus the Securities Balance                                                  98,347,814.41
                                                                                               -----------------------
                                                                                                         2,470,680.56
                          divided by the Aggregate Principal Balance                                            2.45%

          Floor OC Percent
                   Aggregate Principal Balance                                                         100,818,494.97
                   minus the Securities Balance                                                         98,347,814.41
                                                                                               -----------------------
                                                                                                         2,470,680.56
                   divided by the initial Aggregate Principal Balance                                  105,860,630.11
                                                                                               -----------------------
                                                                                                                2.33%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      98,347,814.41
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                           105,860,630.11
                                 (II)  balance of all Subsequent Receivables                                                   0.00
                                                                                                                      -------------
                                                                                                                       2,117,212.60
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent
                                 0.00% (II) initial Aggregate  Principal Balance
                                 105,860,630.11
                                                                                                                      -------------
                                                                                                                               0.00
                   Floor Amount                                                                          2,117,212.60

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      2,117,212.60
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 6.55%
                                 if a Trigger Event, 15% minus the OC Percent                                                12.55%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       27.55%
                                 if an Insurance Agreement Event of Default, unlimited                                      999.00%
                                                                                                                6.55%
                                 times the Aggregate Principal Balance                                 100,818,494.97
                                                                                               -----------------------
                                                                                                         6,602,983.99
                          Requisite Amount                                                               6,602,983.99

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

          Required Spread Account Amount                                                                 6,602,983.99
          Beginning of Period Spread Account Balance                                                     3,736,104.14
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                 2,866,879.85
          Earnings on Spread Account Balance                                                                18,941.71
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  3,755,045.85



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.


                        CONSUMER PORTFOLIO SERVICES, INC.

               By:
                        -----------------------------------------------------

               Name:                       James L. Stock
                        -----------------------------------------------------
               Title:                      Vice President
                        -----------------------------------------------------

                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-5
                       6.26% Asset-Backed Notes, Class A-1
                       6.40% Asset-Backed Notes, Class A-2
                        10.55% Asset-Backed Certificates


Distribution Date                                                       2/17/98
Collection Period                                                          1/98

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.

          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,294,856.87

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $279,064.30

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,015,792.57

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $41.16

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $5.01

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $36.16

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                             $97,933.96

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $41,428.81

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $56,505.15

          (p)      Scheduled Payments due in such Collection Period                                     $2,670,407.49

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,446,259.82

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $94,325,800.38

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $92,251,932.66

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $86,653,961.43

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.9186666

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $4,655,776.52

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0493585

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $168,154.85

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,716.29

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.02

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.08

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                   11
                          Aggregate Purchase Amount                                                       $151,826.48

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $7,443,848.05
                          Spread Account Balance                                                        $3,369,093.83

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $17,018.57

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $28,468.75

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                            $0.00

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  157
                          Aggregate Gross Amount                                                        $2,133,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                   49
                          Aggregate Gross Amount                                                          $721,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            2.84%

          (b)      Average Delinquency Ratio                                                                    1.46%

          (c)      Cumulative Default Ratio                                                                     0.12%

          (d)      Cumulative Net Loss Ratio                                                                    0.00%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-5
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          2,845,315.47
     Lock Box NSF Items:                                                                                   (65,846.17)
     Total Collection Proceeds:                                                                          2,779,469.30
     For Distribution Date:                                                                                   2/17/98
     For Determination Date:                                                                                   2/9/98
     For Collection Period:                                                                                      1/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   94,325,800.38
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         94,325,800.38
                                 Principal portion of payments collected (non-prepayments)                               796,893.53
                                 Prepayments in full allocable to principal                                              181,383.00
                          Collections allocable to principal                                               978,276.53
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                            0.00
                          Purchase Amounts allocable to principal                                          151,826.48
                                                                                               -----------------------
                   Total Principal                                                                       1,130,103.01

                   Realized Losses                                                                               0.00
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      93,195,697.37


          Interest
                          Collections allocable to interest                                             $1,649,366.29
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                              0.00
                                                                                               -----------------------
                   Total Interest                                                                       $1,649,366.29

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               53,494,754.00
          Beginning of Period Class A-2 Principal Balance                                               35,175,000.00
          Beginning of Period Certificate Principal Balance                                              4,712,281.67 93,382,035.67

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,352,075.26
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            10,945.18
          Scheduled Payments due in Collection Period                                                    2,670,407.49
          Scheduled Payments collected in Collection Period                                              2,446,259.82
          Aggregate Amount of Realized Losses for preceding Distribution Date                                    0.00

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                       0.00
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00


     Delinquency Information                                 Aggregate Gross
                                                                  Amount
                                         # of Receivables    of Receivables
                                         ----------------    --------------
          31 - 59 days delinquent                 157         2,133,000.00
          60+ days delinquent                      49           721,000.00

     Purchased Receivables                                      Aggregate
                                                               Purchase Amt
                                         # of Receivables    of Receivables
                                         ----------------    --------------
                                                   11          151,826.48


     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as
                   of the close   of business on the last day of the
                   related Collection Period.                                                            2,854,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                     151,826.48
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                    90,631.69

          Delinquency Ratio for second preceding Determination Date                                             1.43%
          Delinquency Ratio for third preceding Determination Date                                              0.11%

          Cumulative Defaults for preceding Determination Date                                              28,184.58

          Cumulative Net Losses for preceding Determination Date                                             1,315.65

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               2,627,642.82
                          Liquidation Proceeds                                                                   0.00
                          Recoveries                                                                             0.00
                          Purchase Amounts                                                                 151,826.48
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                        9,325.65
                                                                                               -----------------------
          Total Distribution Amount                                                                      2,788,794.95

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                        796,893.53
                          Prepayments in full allocable to principal                                       181,383.00
                          Principal Balance of Liquidated Receivables                                            0.00
                          Purchase Amounts allocable to principal                                          151,826.48
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        1,130,103.01

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     93,195,697.37
                                                                                               -----------------------
                                                                                                        83,876,127.63

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    37.7%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        1,130,103.01
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         1,073,597.86
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                1,073,597.86

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   53,494,754.00
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   279,064.30

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        1,130,103.01
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   56,505.15

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,712,281.67
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       41,428.81

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                       Use       Source   act distributed   Source
                                                                                       ---       ------   ---------------   ------
(i)      Standby Fee                                                                4,716.29  2,788,794.95    4,716.29 2,788,794.95
         Servicing Fee (2.0%)                                                     157,209.67  2,784,078.66  157,209.67         0.00
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)    10,945.18  2,626,868.99   10,945.18         0.00
         Unpaid Standby Fee from prior Collection Periods                               0.00  2,615,923.81        0.00
         Unpaid Servicing Fee from prior Collection Periods                             0.00  2,615,923.81        0.00
(ii)     Transition Expenses to Standby Servicer                                        0.00  2,615,923.81        0.00
(iii)    Indenture Trustee Fee                                                        786.05  2,615,923.81      786.05
         Indenture Trustee's out-of-pocket expenses                                     0.00  2,615,137.76        0.00
         Unpaid Indenture Trustee Fee from prior Collection Periods                     0.00  2,615,137.76        0.00
         Unpaid Indenture Trustee's out-of-pocket exp.
           - prior Collection Periods                                                   0.00  2,615,137.76         0.00
         Owner Trustee Fee                                                          5,500.00  2,615,137.76     5,500.00
         Owner Trustee's out-of-pocket expenses                                         0.00  2,609,637.76         0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                         0.00  2,609,637.76         0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods            0.00  2,609,637.76         0.00
(iv)     Collateral Agent Fee                                                         778.18  2,609,637.76       778.18
         Collateral Agent Expenses                                                      0.00  2,608,859.58         0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                     0.00  2,608,859.58         0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                 0.00  2,608,859.58         0.00
(v) (A)  Class A-1 Interest Distributable Amount - Current Month                  279,064.30
         Prior Month(s) Class A-1 Interest Carryover Shortfall                          0.00
         Class A-1 Interest Carryover Shortfall                                         0.00
         Interest on Interest Carryover from Prior Months                               0.00
         Current Month Class A-1 Interest Carryover Shortfall                           0.00
         Class A-1 Interest Distributable Amount                                  279,064.30  2,608,859.58   279,064.30
       (BClass A-2 Interest Distributable Amount - Current Month                  187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                          0.00
         Class A-2 Interest Carryover Shortfall                                         0.00
         Interest on Interest Carryover from Prior Months                               0.00
         Current Month Class A-2 Interest Carryover Shortfall                           0.00
         Class A-2 Interest Distributable Amount                                  187,600.00  2,329,795.28   187,600.00
(vi) (A) Certificate Note Interest - Unadjusted                                    41,428.81
         Certificate Note Interest Carryover Shortfall - Previous Month(s)              0.00
         Interest on B Interest Shortfall - Previous Month(s)                           0.00
         Interest on B Interest Carryover from Prior Months                             0.00
         Current Month Certificate Interest Shortfall                                   0.00
         Adjusted Certificate Note Interest Distributable Amount                   41,428.81  2,142,195.28    41,428.81
(vii)    Class A Principal Distributable Amount - Current Month                 1,073,597.86
         Class A Principal Carryover Shortfall - Previous Month(s)                      0.00
         Current Month Class A Principal Shortfall                                      0.00
         Withdrawal from Spread Account to Cover Shortfall                              0.00
         Class A Principal Distribution Amount to Class A-1                     1,073,597.86  2,100,766.47 1,073,597.86        0.00
         Class A Principal Distribution Amount to Class A-2                             0.00  1,027,168.61         0.00        0.00
(viii)   Note Insurer Premium                                                      28,468.75  1,027,168.61    28,468.75
         Note Insurer Premium Supplement                                                0.00    998,699.86         0.00
         Other Reimbursement Obligations to Note Insurer                                0.00    998,699.86         0.00
(ix)     Transition Expenses to successor Servicer                                      0.00    998,699.86         0.00
(x)      Certificate Principal Distributable Amount - Current Month Unadjusted     56,505.15
         Certificate Principal Carryover Shortfall - Previous Month(s)                  0.00          0.00         0.00
         Current Month Certificate Principal Shortfall                                  0.00          0.00         0.00
         Adjusted Certificate Principal Distributable Amount                       56,505.15    998,699.86    56,505.15
(xi)     Until the Target Payment Date, remaining amount to Class A Noteholders   942,194.71    942,194.71   942,194.71
         Amount to Class A-1 Noteholders                                          942,194.71          0.00         0.00
         Amount to Class A-2 Noteholders                                                0.00          0.00         0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                 0.00  2,783,294.95 Total Disbursements
                                                                                              2,788,794.95 Total Distribution Amt
                                                                                              =============
                                                                                                 (5,500.00)Shortage (Over)
                                                                                                           ===============

     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                53,494,754.00
                   Class A-1 Principal Distributions                                                     1,073,597.86
          Class A-1 End of Period Principal Amount (prior to turbo)                                     52,421,156.14
                   Additional Principal Distribution                                                       942,194.71
          Class A-1 End of Period Principal Amount                                                      51,478,961.43

          Class A-2 Beginning of Period Principal Amount                                                35,175,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     35,175,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      35,175,000.00

          Certificate Beginning of Period Principal Amount                                               4,712,281.67
                   Certificate Principal Distributable Amount                                               56,505.15
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,655,776.52
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,655,776.52

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                1,129,794.71
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                2,854,000.00
                                 Purchased receivables more than 30 days delinquent                        151,826.48
                                                                                               -----------------------
                                 Total                                                                   3,005,826.48

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                   105,735,003.57
                   Delinquency Ratio                                                                            2.84%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  2.84%
                          Delinquency Ratio for second preceding Determination Date                             1.43%
                          Delinquency Ratio for third preceding Determination Date                              0.11%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    1.46%      1.46%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                      28,184.58
                                 Current Period Defaulted Receivables                                       90,631.69
                                                                                               -----------------------
                                 Total                                                                     118,816.27

                                 Cumulative Defaulted Receivables                                          118,816.27
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Default Ratio                                                                     0.12%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                                 0.00

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                        0.00
                                                                                               -----------------------
                                 Net Liquidation Losses                                                          0.00
                                 Cumulative Previous Net Losses                                              1,315.65
                                                                                               -----------------------
                                 Cumulative Net Losses                                                       1,315.65
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Net Loss Ratio                                                                    0.00%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       56.00
          Weighted Average Annual Percentage Rate                                                              20.28%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   93,195,697.37
                          minus the Securities Balance                                                  92,251,932.66
                                                                                               -----------------------
                                                                                                           943,764.71
                          divided by the Aggregate Principal Balance                                            1.01%

          Floor OC Percent
                   Aggregate Principal Balance                                                          93,195,697.37
                   minus the Securities Balance                                                         92,251,932.66
                                                                                               -----------------------
                                                                                                           943,764.71
                   divided by the initial Aggregate Principal Balance                                   95,706,307.00
                                                                                               -----------------------
                                                                                                                0.99%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      92,251,932.66
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                            95,706,307.00
                                 (II)  balance of all Subsequent Receivables                                                   0.00
                                                                                                                      -------------
                                                                                                                       1,914,126.14
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                            95,706,307.00
                                                                                                                      -------------
                                                                                                                          13,298.36
                   Floor Amount                                                                          1,927,424.50

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      1,927,424.50
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                  8.0%
                                 if a Trigger Event, 15% minus the OC Percent                                                 14.0%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                        29.0%
                                 if an Insurance Agreement Event of Default, unlimited                                         999%
                                                                                                                   8%
                                 times the Aggregate Principal Balance                                  93,195,697.37
                                                                                               -----------------------
                                                                                                         7,443,848.05
                          Requisite Amount                                                               7,443,848.05

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

          Required Spread Account Amount                                                                 7,443,848.05
          Beginning of Period Spread Account Balance                                                     3,352,075.26
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                 4,091,772.79
          Earnings on Spread Account Balance                                                                17,018.57
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  3,369,093.83



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                         CONSUMER PORTFOLIO SERVICES, INC.

                By:
                         -----------------------------------------------------

                Name:                       James L. Stock
                         -----------------------------------------------------
                Title:                      Vice President
                         -----------------------------------------------------